American Century Investments®
Quarterly Portfolio Holdings
Avantis® All International Markets Equity ETF (AVNM)
May 31, 2026

Avantis All International Markets Equity ETF - Schedule of Investments
MAY 31, 2026 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
International Equity Funds — 99.9%
Avantis Emerging Markets Equity ETF	1,319,927	127,953,723
Avantis Emerging Markets Small Cap Equity ETF(2)	166,090	11,855,504
Avantis Emerging Markets Value ETF	1,012,100	68,529,291
Avantis International Equity ETF	2,844,912	260,736,185
Avantis International Large Cap Value ETF	1,655,238	132,154,202
Avantis International Small Cap Equity ETF	146,671	11,667,678
Avantis International Small Cap Value ETF	441,167	48,625,427
		661,522,010
TOTAL UNDERLYING FUNDS (Cost $506,870,913)		661,522,010
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	478,389	478,389
State Street Navigator Securities Lending Government Money Market Portfolio(3)	29,200	29,200
TOTAL SHORT-TERM INVESTMENTS (Cost $507,589)		507,589
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $507,378,502)		662,029,599
OTHER ASSETS AND LIABILITIES — 0.0%		(32,442)
TOTAL NET ASSETS — 100.0%		$661,997,157

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $28,552. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $29,200.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended May 31, 2026 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Emerging Markets Equity ETF	$61,108	$38,545	$900	$29,201	$127,954	1,320	$370	$1,243
Avantis Emerging Markets Small Cap Equity ETF(2)	—	10,593	28	1,291	11,856	166	1	36
Avantis Emerging Markets Value ETF	39,201	19,360	574	10,542	68,529	1,012	199	946
Avantis International Equity ETF	139,800	89,342	2,105	33,699	260,736	2,845	723	2,269
Avantis International Large Cap Value ETF	70,309	44,187	1,049	18,707	132,154	1,655	378	1,442
Avantis International Small Cap Equity ETF	—	10,490	31	1,209	11,668	147	2	39
Avantis International Small Cap Value ETF	30,523	8,893	400	9,609	48,625	441	184	596
	$340,941	$221,410	$5,087	$104,258	$661,522	7,586	$1,857	$6,571
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
(2)Security, or a portion thereof, is on loan.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.